CORBUS PHARMACEUTICALS

Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases



NASDAQ:CRBP www.corbuspharma.com

Forward-Looking Statements

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Overview

Focus on rare, chronic, serious inflammatory and fibrotic diseases



Anabasum | First-in-class oral synthetic endocannabinoid mimetic



Advancing 4 late-stage clinical studies

Positive Phase 2 data in 3 indications

Multiple clinical and regulatory milestones expected in 2018



Building a commercial pharmaceutical company



Anabasum Pipeline: Multiple Opportunities in Rare Autoimmune / Inflammatory / Fibrotic Diseases

	Indication	Patient Population	Phase of Development	Orphan Designation	Fast Track Status	Open-Label Extension	Nondilutive Funding	Highlights
Autoimmune	Systemic Sclerosis (SSc)	90,000 (US+EU)	Phase 3 "RESOLVE-1"	✓	✓	✓		Patient dosing expected to commence Q1 2018
	Dermatomyositis (DM)	70,000 (US)	Positive Phase 2			✓	✓ NIH Funded[1]	Next clinical study expected to commence H2 2018
	Systemic Lupus Erythematosus (SLE)	500,000 (US+EU)	Phase 2				✓ NIH Funded[1]	Patient dosing expected to commence Q1 2018
Genetic / Inflammatory	Cystic Fibrosis (CF)	75,000 (worldwide)	Launch Phase 2b	✓	✓		✓ CF Foundation[2]	Phase 2b study expected to commence Q1 2018

1) NIH grants fund Phase 2 trials of anabasum in dermatomyositis and systemic lupus erythematosus; Corbus retains all rights to the product and owns the IND data
2) Awarded 2015 for Phase 2a study; project completed

CORBUS PHARMACEUTICALS

700,000

people living with these 4 conditions in the 7 Major Markets



4 out of 5

Top selling drugs in the USA are anti-inflammatory drugs that treat autoimmune diseases[1]

$41bn

Combined sales of these 4 drugs in the USA in 2016[2]

1) IgeaHub (August 8, 2017) Top 20 Drugs in the World 2017, https://igeahub.com/2017/08/08/top-20-drugs-in-the-world-2017/; Humira®, Enbrel®, Rituxan™ and Remicade®
2) Gen (March 6, 2017) The Top 15 Best-Selling Drugs of 2016, https://www.genengnews.com/the-lists/the-top-15-best-selling-drugs-of-2016/77900868

ZERO

- Drugs approved specifically for systemic sclerosis
- Drugs approved for treating inflammation in CF
- Drugs approved specifically for skin-predominant dermatomyositis

Anabasum Promotes Resolution of Inflammation and Fibrotic Responses



CORBUS
PHARMACEUTICALS
Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases
Anabasum: Mechanism of Action

Link to Video

Normal Inflammatory Process vs. Chronic Inflammation

Normal Inflammation Process



Activation
Resolution
Inflammation / Fibrosis
Time

Immune System Returns to Homeostasis

Inflammatory / Fibrotic Disease



Chronic Inflammation / Fibrosis
Activation
Inflammation / Fibrosis
Time

Immune System is Unable to Return to Homeostasis, Leading to Chronic Inflammation and Fibrosis, Tissue Damage, and Organ Dysfunction

Anabasum Promotes Resolution of Inflammation and Fibrotic Responses

Resolution of Chronic Inflammation and Fibrosis



Inflammation / Fibrosis
Activation
CB2
Homeostasis
Time

MOA Applicable to Multiple Inflammatory / Fibrotic Diseases

Endocannabinoids Play a Unique Role in Inflammation and Fibrosis

MOA of CB2 agonism: triggers resolution of inflammation[1]


Resolution of Inflammation and Fibrosis
CB2
Endocannabinoid System

1: Shinohara 2012

The Endocannabinoid System Has a Dual Role

Central Nervous System

CB1


N-terminal
(extracellular side)
C-terminal
(intracellular side)



CB1 receptors are mostly found in the brain

- Pain
- Nausea
- Spasms
- Appetite

Immune System

CB2


N-terminal
(extracellular side)
C-terminal
(intracellular side)



CB2 receptors are mostly within the immune system

- Immune modulation

Attractive Candidate for Rare + Chronic Inflammatory / Fibrotic Diseases

High

- CB2 Binding Affinity
  (Pro-resolution receptors in the immune system)



+

Low

- CB1 Binding Affinity
  (Analgesic receptors in the brain)
- Blood Brain Barrier Penetration



=

Targeting Inflammation Without Immunosuppression and Limited CNS Activity



Systemic Sclerosis:

- Ongoing Phase 3 RESOLVE-1 study
- Ongoing open-label extension
  - Clinically meaningful results demonstrated at 28 weeks
- Expect to report data from Phase 3 RESOLVE-1 study in 2020

CORBUS PHARMACEUTICALS



Systemic Sclerosis

Chronic systemic autoimmune disease causing fibrosis of skin and internal organs

90,000

Patients in U.S. + EU

80%

Female patients

40-60 Years

Average age of patients

Lung Fibrosis

Common cause of death - 40%-60% mortality in 10 years

Key Takeaways

- Life-threatening, rare disease
- No SSc-specific drugs approved
- Current therapy: Immunosuppressive agents (safety risk)
- Need for proven safe and effective therapies

Ongoing Phase 3 RESOLVE-1 Study

Topline data expected 2020

~ 354 Subjects

1:1:1 overall ratio of anabasum:placebo



Multinational



Double-blind

randomized, placebo-controlled

52 week study

Dosing: 20 mg BID *or* 5 mg BID *or* placebo

Primary Endpoint:

- Change from baseline in mRSS

Secondary Endpoints:

- Change from baseline in HAQ-DI
- ACR CRISS
- Change from baseline in FVC % predicted

CORBUS PHARMACEUTICALS

Ongoing Open-Label Extension - Significant Improvement in mRSS and Other Clinical Outcomes at 28-Weeks

36 Adults

20 mg
Twice Daily

Open-Label Extension
28 weeks active dosing

75% of subjects achieved degree of improvement in mRSS correlated with improved survival	33% reached mRSS $\leq$ 10 (low disease activity)	22% reached mRSS $\leq$ 5 (very low disease activity)	8% reached mRSS = 0
27/36 Subjects	12/36 Subjects	8/36 Subjects	3/36 Subjects

CORBUS PHARMACEUTICALS

mRSS Results from Phase 2 Study – Primary Outcome for Phase 3 RESOLVE-1 Study

Achieved reduction in mRSS of 8.4 points from start of study
($p < 0.0001$, 2-side paired t-test) exceeding clinically important improvement (-4.7 points)



Double-Blinded Dosing
Off Treatment
Open-Label Dosing
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
Mean Change in mRSS - SE
0.0
-1.2
-2.5
-3.8
-4.6
-3.4
-3.7
-5.3
-6.7
-7.1
-8.4
Day 1
Week 4
Week 8
Week 12
Week 4
~ Week 20
Day 1
Week 4
Week 12
Week 20
Week 28
Time in Study

ACR CRISS Results from Phase 2 Study

ACR CRISS reached 71% (median) from start of study with 44% of subjects achieving a score > 70%



Double-Blinded Dosing
Off Treatment
Open-Label Dosing
Median ACR CRISS Score
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0%
3%
19%
28%
33%
2%
1%
35%
45%
59%
71%
Day 1
Week 4
Week 8
Week 12
Week 4
~Week 20
Day 1
Week 4
Week 12
Week 20
Week 28
Time in Study

CORBUS PHARMACEUTICALS

Safety and Tolerability Summary from Phase 2 Study

- **Anabasum was well tolerated**
- **No serious or severe anabasum-related TEAEs noted**
- **Most common adverse events were mild/moderate:**
  - Dizziness (22% in anabasum-treated subjects vs. 13% in placebo-treated subjects)
  - Fatigue (19% in anabasum-treated subjects vs. 7% in placebo-treated subjects)

CORBUS PHARMACEUTICALS

Cystic Fibrosis:

- Positive Phase 2 data
- Phase 2b study expected to commence Q1 2018
- Support from the Cystic Fibrosis Foundation

CORBUS PHARMACEUTICALS



Cystic Fibrosis

CF is a life-threatening, genetic disease that primarily affects the lungs and digestive system. CF is characterized by chronic lung inflammation that leads to lung damage and fibrosis.

30,000
Patients in the U.S.

75,000
Patients worldwide

40 Years
Average life expectancy of CF patients

Key Takeaways

- Life-threatening, rare disease
- Inflammation and fibrosis play key role in CF morbidity and mortality
- Need for safe and effective drugs that target chronic inflammation and fibrosis is unmet and recognized
- Pharmacoeconomics are proven and favorable

CORBUS PHARMACEUTICALS

PEx

PULMONARY EXACERBATIONS

Cost
$95,000
per episode

Annual rate ~17,000

Multiple
PEx per year

Highest frequency in
patients 15-30 years of age*



Dangerous manifestation
of lung disease

Shortness
of breath, cough,
sputum production
and reduced FEV1

Increased
inflammation
accompanies PEx

Irreversible lung
function loss,
including FEV1

CORBUS
PHARMACEUTICALS

*Cystic Fibrosis Foundation, Patient Registry Annual Data Report, 2016

Design of Completed Phase 2 Study

Positive Data Announced March 2017

85 Adults



5:2 overall ratio of anabasum:placebo

21 clinical sites across the U.S. and Europe



Double-blind

randomized, placebo-controlled

16 week study – 12 week active dosing

Weeks 1-4: 1 mg QD *or* 5 mg QD *or* placebo

Weeks 5-12: 20 mg QD *or* 20 mg BID *or* placebo

Primary Endpoints:

- Evaluate safety and tolerability
  - Pulmonary exacerbations are an event of special interest

Secondary Endpoints:

- FEV1 % predicted, lung clearance index and CFQ-R
- Blood and sputum biomarkers
- Microbiome in sputum
- Metabolipidomic profile
- Pharmacokinetics

Safety and Tolerability Summary

- **Anabasum was well tolerated**
- **No serious or severe anabasum-related TEAEs noted**
- **Most common anabasum-related mild adverse event:**
  - Dry mouth (mild, 13% vs 0% in placebo)
- **FEV-1 remained stable throughout the study across all cohorts**

Anabasum Increases Time to First New Pulmonary Exacerbations Treated with Oral or IV Antibiotics

Kaplan-Meier Survival Time Without a PEx



+ Censored
Anabasum
Placebo
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
Anabasum 61 60 61 57 53 53 51 50 45 40 37 37
Placebo 24 21 21 21 16 15 15 15 14 14 13 13
0
20
40
60
80
Days PEx Free
Treatment
Anabasum
Placebo

P = 0.047, Cox proportional hazard model, 2-sided, Hazard ratio = 0.452

Rate of Pulmonary Exacerbations Requiring IV Antibiotics



Weeks 1-4
Weeks 5-12
Events per subject per 12 weeks
0.3
0.25
0.2
0.15
0.1
0.05
0
0.26
0.12
0.13
0.26
0.10
0.05
Placebo
1 mg
5 mg
Placebo
20 mg
20 mg bid

CORBUS PHARMACEUTICALS

Consistent Reduction in Key Inflammatory Biomarkers (Sputum)

Reduction with anabasum 20 mg BID compared to placebo (Log_{10})


-0.70
Neutrophils, cells/ml
p = 0.053
-1.49
Eosinophils, cells/ml
p = 0.089
-1.34
Lymphocytes, cells/ml
-0.61
Macrophages, cells/ml
p = 0.061
-0.23
Neutrophil elastase, cells/ml
p = 0.033
-0.19
IL-8, pg/ml
p = 0.037
-0.19
IgG, mg/dl
-2.5
-2
-1.5
-1
-0.5
0
Least squares mean difference from placebo (SE), Log10

Next Steps

Finalized protocol following Type C meeting with FDA

Discussions with the Cystic Fibrosis Foundation

Phase 2b expected to commence Q1 2018

Dermatomyositis:

- Positive Phase 2 data
- Late-breaking data presented at ACR
- Ongoing open-label extension
- Next clinical study expected to commence H2 2018

CORBUS PHARMACEUTICALS



Dermatomyositis

Chronic systemic autoimmune disease characterized by inflammation of skin and muscles

70,000

Patients in the U.S. + EU

Skin & Muscle

Involvement can cause significant morbidity and mortality from interstitial lung disease

No FDA

Approved therapies for overall disease activity

Key Takeaways

- Treated with immunosuppressive therapies, but with significant toxicities
- Single center study underway at University of Pennsylvania
- Collaborating with NIH

CORBUS PHARMACEUTICALS

Dermatomyositis Phase 2 Clinical Study

Positive Data Announced November 2017

22 Adults

1:1 overall ratio of anabasum:placebo

1 Site - University of Pennsylvania Perelman School of Medicine



Double-blind

randomized, placebo-controlled

16 week study – 12 week active dosing

Weeks 1-4: 20 mg QD *or* placebo

Weeks 5-12: 20 mg BID *or* placebo

Primary Endpoints:

- Safety/tolerability
- Change in skin activity using CDASI

Secondary Endpoint:

- Quality of life and disease activity outcomes

Cutaneous Dermatomyositis Disease Area and Severity Index (CDASI)

CDASI was developed to measure multiple inflammatory elements in the skin[1]

Disease Severity

0 — CDASI SCALE — 48

4-5 Point Decrease in score is considered clinical improvement

Measurement Location


SCALP
PERIORBITAL
MALAR AREA
REST OF THE FACE
POSTERIOR NECK
V-AREA NECK (FRONTAL)
UPPER BACK & SHOULDERS
ARM
ABDOMEN
REST OF BACK & BUTTOCKS
DORSUM OF HANDS (NOT OVER JOINTS)
LATERAL UPPER THIGH
MECHANIC'S HAND
*GOTTRON'S (NOT ON HANDS)
REST OF LEGS & FEET

1: Anyanwu et al. 2015

CORBUS PHARMACEUTICALS

CDASI Score – Anabasum Demonstrated Clinically Meaningful Improvement

Anabasum improved CDASI by 9.3 vs. 3.7 for placebo; p = 0.04, 2-sided MMRM



Improvement
Mean Change from Day 1 (SE)
2
0
-2
-4
-6
-8
-10
-12
-14
Clinically meaningful improvement
P = 0.03
P = 0.02
P = 0.21
P = 0.02
Anabasum
Placebo
0
2
4
6
8
10
12
14
16
Weeks Completed
20 mg QD
20 mg BID
Post

P-value = 2-sided, MMRM, anabasumvs. placebo, change from end of Week 4

CORBUS PHARMACEUTICALS

Changes in Skin

Visit 1



Visit 6



Visit 1



Visit 6



Safety and Tolerability Summary

- Anabasum was well tolerated and demonstrated a favorable safety profile
- No evidence of immunosuppression
- No serious or severe side effects related to anabasum
- No subjects dropped out of the study

Strong Evidence of Clinical Benefit Merits Further Development in Dermatomyositis

Next Steps


DM Study
FDA
Design next clinical study
Meet with FDA
Launch next study H2 2018

Systemic Lupus Erythematosus:

- Ongoing Phase 2 study
- Funded by NIH NIAID Autoimmunity Centers of Excellence



Systemic Lupus Erythematosus

Chronic systemic autoimmune disease characterized by inflammation of skin and muscles

500,000

Patients in the US + EU

- Occurs more often in women of child bearing age
- Higher incidence and more severe in black and Asian populations

NON-IMMUNOSUPRESSIVE TREATMENTS NEEDED

Key Takeaways

Treated with immunosuppressive therapies that have significant toxicities

SLE

Represents largest indication targeted by anabasum

NIH

Study funded by the NIH NIAID Autoimmunity Centers of Excellence

CORBUS PHARMACEUTICALS

Ongoing SLE Phase 2 Study

Study Commenced December 2017

~**100** adult SLE patients with active musculoskeletal disease



1:1:1:1 overall ratio of anabasum:placebo

15 clinical sites in the United States



Double-blind

randomized, placebo-controlled

3 month study with 1 month follow-up

Dosing: 5 mg QD *or* 20 mg QD *or* 20 mg BID *or* placebo

Primary Outcomes:

- Assess pain from active musculoskeletal disease

Secondary Outcomes:

- Overall disease activity using SLE Responder Index
- Safety of Estrogens in Lupus Erythematosus National Assessment (SELENA)
- SLE Disease Activity Index (SLEDAI)
- British Isles Lupus Activity Group (BILAG)

Management Team



Yuval Cohen, PhD
Chief Executive Officer, Director

Co-founder and former President of Celsus Therapeutics (CLTX). Expertise in developing anti-inflammatory drugs including for CF



Mark Tepper, PhD
President & Chief Scientific Officer

Former VP U.S. Research & Operations, EMD Serono;
Sr. Investigator, Bristol-Myers Squibb



Sean Moran, CPA, MBA
Chief Financial Officer

Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) & Anika Therapeutics (ANIK)



Barbara White, MD
Chief Medical Officer

Board-certified rheumatologist and clinical immunologist. Previously SVP and Head, R&D Stiefel, a GSK company, VP and Head of Immunology Therapeutic Area for UCB, VP and Senior Director of Clinical Development for MedImmune, and Director of Medical Affairs, Inflammation Therapeutic Area for Amgen

Board of Directors



Amb. Alan Holmer Ret.- Chairman of the Board
- Former CEO of PhRMA (1996-2005)
- Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
- Former board member of Inspire Pharma
- Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation



Avery W. (Chip) Catlin
- Retired CFO Celldex Therapeutics (CLDX)
- Over 20 years experience in industry: Repligen (CFO) and Endogen (CFO)



David Hochman
- Managing Partner of Orchestra Medical Ventures
- Over 19 years of venture capital and investment banking experience
- Former Managing Director of Spencer Trask Ventures, Inc.



Renu Gupta, MD
- Over 25 years of R&D, regulatory and senior management experience in the biopharma industry
- Former EVP, and CMO of Insmed, a specialty CF company
- Former VP and Head of U.S. Clinical Research and Development, Novartis
- Senior Advisor to CEOs and Boards of biopharma



Paris Panayiotopoulos
- Former President and Chief Executive Officer and a member of the Board of Directors of ARIAD Pharmaceuticals, Inc., which was acquired by Takeda Pharmaceuticals for $5.2 billion
- Former President of EMD Serono, Inc., President of the Serono Research and Development Institute and President of Merck Serono, Tokyo, Japan
- Has led multiple partnerships, including those with Pfizer Inc., Bristol-Myers Squibb Company, Eli Lilly and Company, Sumitomo Dainippon Pharma Co., Ltd., Mitsubishi Tanabe Pharma Corporation, Otsuka Pharmaceutical Co. Ltd. and Incyte Corporation

CORBUS PHARMACEUTICALS

Scientific Advisory and Principal Investigators

Scientific Advisors

Michael Knowles, MD	The University of North Carolina at Chapel Hill
Charles Serhan, PhD	Harvard Medical School

Principal Investigators

Robert Spiera, MD US PI – SSc	Hospital for Special Surgery
Christopher Denton, PhD, FRCP EU PI – SSc	Royal Free London NHS Foundation Trust
James Chmiel, MD US PI – CF	Case Western Reserve University, Est. 1826, think beyond the possible
Stuart Elborn, MD, FRCP EU PI – CF	Royal Brompton & Harefield NHS Foundation Trust
Victoria Werth, MD US PI – DM	Penn University of Pennsylvania
Meggan Mackay, MD US PI – SLE	Hofstra Northwell School of Medicine at Hofstra University

Expected Milestones

2018

SSc:
- Dose first patient in Phase 3 RESOLVE-1 study
- Report data from OLE

CF:
- Commence Phase 2b study
- Dose first patient in Phase 2b study

DM:
- Launch next study
- Report data from OLE

SLE:
- Dose first patient in Phase 2 study

2019

SSc:
- Complete dosing in Phase 3 RESOLVE-1 study

CF:
- Complete dosing and report topline results from Phase 2b study

DM:
- Complete enrollment in next study

SLE:
- Complete dosing in Phase 2 study

2020

SSc:
- Report data from Phase 3 RESOLVE-1 study
- Prepare NDA filing

2021

SSc:
- Expected approval
- Commercial launch

Financial Profile: CRBP (NASDAQ)

$473MM
Market cap*

55.6MM
Common shares outstanding
(64.6MM fully diluted)**

$120MM
Raised to-date
+
$20MM
non-dilutive funding from N.I.H. and CF Foundation

816K
50 day average daily volume*

$67.2MM
Cash balance**

* Based on January 3, 2017 closing price of $8.50 per share
** As of November 27, 2017

CORBUS PHARMACEUTICALS

Summary

Focused on rare diseases with no current approved therapies

First-in-class drug targeting inflammation + fibrosis

Multiple clinical and regulatory milestones expected in 2018

Building a commercial pharmaceutical company

CORBUS PHARMACEUTICALS

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive

Norwood, MA 02062


CYSTIC FIBROSIS FOUNDATION
ADDING TOMORROWS
LACE UP. WALK.
Cure
CYSTIC FIBROSIS.
GREAT STRIDES
abbvie
CORBUS




CYSTIC FIBROSIS FOUNDATION

SSc Backup Slides

Design of Completed Phase 2 Study

Positive Results of Double-blinded, Placebo-controlled Portion of Trial Reported in November 2016



43 Adults

2:1 overall ratio of anabasum:placebo

9 clinical sites across the U.S.



Double-blind

randomized, placebo-controlled

16 week study – 12 week active dosing

Weeks 1-4: 5 mg QD or 20 mg QD or 20 mg BID or placebo

Weeks 5-12: 20 mg BID or placebo

Primary Endpoints:

- Safety and tolerability
- ACR CRISS

Secondary Endpoints:

- ACR-CRISS domains: mRSS; FVC % predicted; PtGA; MDGA; HAQ-DI
- Patient-reported outcomes

CORBUS PHARMACEUTICALS

mRSS: Skin Thickening Improved

Primary Endpoint in Phase 3 RESOLVE-1 Study



mRSS Change from Baseline
Anabasum
Placebo
P = 0.085
Minimal Important Improvement
Change in mRSS, LS means ±SE
1
0
-1
-2
-3
-4
-5
-6
0
4
8
12
16
Week
Reduction = improvement

Improved Patient Reported Skin Symptoms


SSc Skin Symptom Assessment
SScSkin Questionnaire score, change from baseline
0
-5
-10
-15
-20
-25
-30
P3 = 0.044 P = 0.004
0
4
12
Week
5-D Itch Questionnaire2
5D Itch score, change from baseline
1
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
P3 = 0.032
0
4
12
Week
Anabasum
Placebo
Reduction = improvement

- Greater improvement in skin symptoms than placebo-treated subjects
- Improvements were seen as early as 4 weeks with anabasum treatment

1: Ziemek J et al. Rheumatology 2016;55:911. [2] Elman S et al. Br J Dermatol 2010;162:587.
2: Efficacy population, least squares means ± SE, analysis of covariance model, one-sided p-value.

Additional Efficacy Outcomes Favor Anabasum

HAQ-DI



Change from Baseline
0.4
0.2
0.0
-0.2
-0.4
Change in HAQ-DI, LS means ±SE
P¹ = 0.04 P = 0.006 P = 0.006 P = 0.03
0
4
8
12
16
Week
Anabasum
Placebo

FVC% Predicted



Change from Baseline
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
Change in mFVC, LS means ±SE
0
4
8
12
16
Week
Anabasum
Placebo

MDGA



Change from Baseline
0.5
0
-0.5
-1
-1.5
Change in MDGA, LS means ±SE
P¹ = 0.02
0
4
8
12
16
Week
Anabasum
Placebo

PtGA



Change from Baseline
1.5
1
0.5
0
-0.5
-1
-1.5
Change in PtGA, LS means ±SE
P = 0.08
P = 0.10
0
4
8
12
16
Week
Anabasum
Placebo

1: P-values are based on LS mean difference, one-sided p-values shown if P ≤ 0.10 (pre-specified)

CORBUS PHARMACEUTICALS

Improvements in ACR-CRISS Scores



Median ACR CRISS Score
P1 = 0.044
Anabasum (n=26)
Placebo (n=15)
CRISS Score, %
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
3.0%
1.0%
19.0%
1.0%
27.5%
1.0%
33.0%
1.0%
4
8
12
16
Weeks

Increase = improvement

CORBUS PHARMACEUTICALS

1: LOCF. 1 sided mixed model using rank transformed data; 2: 25th percentile, 75th percentile

On Target Effect: Anabasum Reduces *Inflammation* in Skin (Histology Analysis)

Change in *inflammation* after only 12 weeks of treatment



Placebo
15%
16%
69%
Δ mRSS = -1.2
P = 0.008
Fisher's exact test
two-sided
Anabasum
14%
38%
48%
Δ mRSS = -5.1
Worsened
Unchanged
Improved

On Target Effect: Anabasum Reduces *Fibrosis* in Skin (Histology Analysis)


Change in fibrosis after only 12 weeks of treatment
Placebo
46%
15%
39%
Δ mRSS = -1.8
P = 0.049
Fisher's exact test
two-sided
Anabasum
9%
43%
48%
Δ mRSS = -4.0
Worsened
Unchanged
Improved

DM Backup Slides

Additional Efficacy Outcomes Favor Anabasum

Patient Skin Global



Improvement
Mean Change from Day 1 (SE)
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
Placebo
Anabasum
P = 0.06
P = 0.04
P = 0.04
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from end of Week 4

Skindex-29 Symptoms



Improvement
Mean Change from Day 1 (SE)
4
0
-4
-8
-12
-16
-20
-24
Placebo
Anabasum
P = 0.09
P = 0.03
P = 0.10
P = 0.09
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Day 1

PROMIS-29 Pain Interference



Improvement
Mean Change from Day 1 (SE)
4
2
0
-2
-4
-6
-8
Placebo
Anabasum
P = 0.05
P = 0.07
P = 0.02
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Week 4

PROMIS-29 Physical Function



Improvement
LSMean Difference from Day 1 (SE)
10
9
8
7
6
5
4
3
2
1
0
-1
Anabasum
P = 0.13
P = 0.005
P = 0.09
P = 0.02
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Day 1

CDASI Damage Index



Improvement
LS Means Difference from Week 4 (SE)
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
Anabasum 20 mg BID
P = 0.09
P = 0.23
P = 0.001
P = 0.04
4
6
8
12
16
Weeks Completed
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Week 4